Scout Investments

Scout Small Cap Fund

Supplement dated October 23, 2015 to the Prospectus dated October 31, 2014, as supplemented

The purpose of this supplement is to update the Prospectus regarding changes to the portfolio management team of the Scout Small Cap Fund (the “Fund”).  Thomas W. Laming no longer serves as a portfolio manager of the Fund.  James R. McBride has assumed lead portfolio manager responsibilities for the Fund.

Therefore, the following changes are made to the Prospectus:

I.	The table in the “Investment Advisor and Portfolio Managers” section of the Fund’s Summary on page 18 of the Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Experience Managing the Fund
James R. McBride	Lead Portfolio Manager of the Fund	Co-Portfolio Manager from May 2010 through October 23, 2015; Lead Portfolio Manager since October 23, 2015
Timothy L. Miller	Co-Portfolio Manager of the Fund	Since October 2013

II.
The portfolio manager business experience information for the Fund under the “Portfolio Managers” sub-section of the “Investment Advisor and Portfolio Managers” section on page 45 of the Prospectus is deleted in its entirety and replaced with the following:

SCOUT SMALL CAP FUND

James R. McBride, CFA, is the lead portfolio manager of the Scout Small Cap Fund.  Mr. McBride has served as the lead portfolio manager of the Fund since October 23, 2015.  Mr. McBride previously was a co-portfolio manager of the Fund from May 2010 through October 23, 2015.  Mr. McBride joined the Advisor in 2009. Prior to joining the Advisor, Mr. McBride co-founded and served as Vice President/portfolio manager of TrendStar Advisors, LLC from 2003-2009. Mr. McBride was also previously employed by Kornitzer Capital Management, Inc. as a Vice President and research analyst from 2000 until he left to co-found TrendStar Advisors, LLC in August 2003. Prior to joining Kornitzer Capital, Mr. McBride served in a number of increasingly responsible positions with Hewlett-Packard and subsidiary companies of Hewlett-Packard from 1989-2000. Mr. McBride earned a Bachelor of Science, with honors, in Mechanical Engineering from Wichita State University and an MBA in Finance from Indiana University. Mr. McBride is also a graduate of the General Electric Manufacturing Management Program for Manufacturing Engineers.  He is a CFA® charterholder and a member of the CFA Society Kansas City as well as the CFA Institute.

Scout Investments

Timothy L. Miller, CFA, is the co-portfolio manager of the Scout Small Cap Fund.  Mr. Miller has served as a co-portfolio manager of the Fund since October 2013.  Previously, Mr. Miller served as a senior investment analyst for Scout’s domestic equity strategies since he joined the Advisor in September 2012.  Prior to joining the Advisor, Mr. Miller served as a senior investment analyst for American Century Investments from 2007-2012.  Mr. Miller’s investment experience also includes employment at Insight Capital Research & Management, C.E. Unterberg Towbin, and Banc of America Securities.  Mr. Miller earned his MBA in Finance from Indiana University and his Bachelor of Arts in Economics from UCLA.  He is a CFA® charterholder and a member of the CFA Society Kansas City as well as the CFA Institute.

You should keep this Supplement for future reference. Additional copies of the Prospectus may be obtained free of charge by calling (800) 996-2862.

Scout Investments

Scout Investments

Scout Small Cap Fund

Supplement dated October 23, 2015 to the Statement of Additional Information (“SAI”) dated October 31, 2014, as supplemented

The purpose of this supplement is to update the SAI regarding changes to the portfolio management team of the Scout Small Cap Fund (the “Fund”).  Thomas W. Laming no longer serves as a portfolio manager of the Fund.  James R. McBride has assumed lead portfolio manager responsibilities for the Fund.  Therefore, all references to Thomas W. Laming in the SAI are hereby deleted.

You should keep this Supplement for future reference. Additional copies of the SAI may be obtained free of charge by calling (800) 996-2862.

Scout Investments